Principal Life Insurance Company Separate Account B

Supplement dated June 29, 2018
to the Statutory Prospectus dated May 1, 2018 for:

Principal FreedomSM Variable Annuity
Principal FreedomSM Variable Annuity 2
Personal Variable Annuity

This supplement updates information contained in the Statutory Prospectus for the variable annuity contracts referenced above. Please retain this supplement for future reference.

PVC LARGECAP VALUE ACCOUNT MERGING

One of the mutual funds available as an investment option under the variable annuity contracts referenced above is merging into another fund. Principal Life Insurance Company has been informed by Principal Variable Contracts Funds, Inc. (“PVC”) that the LargeCap Value Account, which is the underlying fund for the LargeCap Value Division, will merge into the PVC Equity Income Account effective October 12, 2018 (the “Merger Date”), subject to shareholder approval. No transfers into the LargeCap Value Division will be allowed on or after the Merger Date. On the Merger Date, we will transfer any remaining values in the LargeCap Value Division to the division that invests in the Equity Income Account.

On or about October 12, 2018, add “Equity Income Account” alphabetically in the table under “Principal Variable Contracts Funds - Class 1” on the first page of the prospectus.

TABLE OF SEPARATE ACCOUNT DIVISIONS

On or about October 12, 2018, delete the section for the LargeCap Value Division and add the following alphabetically in the list:

Equity Income Division (This fund is available beginning 10/12/2018)

Invests in:	Principal Variable Contracts Funds Equity Income Account - Class 1
Investment Advisor:	Principal Global Investors, LLC
Investment Objective:	seeks to provide a relatively high level of current income and long-term growth of income and capital.